Fees Summary	Aug. 29, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 76,821,563.63
Previously Paid Amount	0.00
Total Fee Amount	11,761.38
Total Offset Amount	8,830.87
Net Fee	$ 2,930.51
Final Prospectus	false